UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

Baxalta Incorporated

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-36782	47-1869689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(224) 940-2000

(Registrant’s Telephone Number, Including Area Code)

1200 Lakeside Drive

Bannockburn, Illinois 60015

(Address of principal executive offices, including Zip Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2016, Baxalta Incorporated, a Delaware corporation (“Baxalta”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement/prospectus, dated April 18, 2016, which was first mailed to Baxalta stockholders on or about April 18, 2016.

As of the close of business on April 11, 2016, the record date for the Special Meeting, there were 683,082,565 shares of Baxalta common stock issued and outstanding and entitled to vote at the Special Meeting. Stockholders entitled to cast 77.8% of all the votes entitled to be cast at the Special Meeting were present in person or represented by proxy at the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the definitive proxy statement/prospectus, is set forth below:

1.	Proposal to adopt the Agreement and Plan of Merger, dated as of January 11, 2016, as it may be amended from time to time (the “Merger Agreement”), by and among Baxalta, Shire plc, a Jersey public company (“Shire”), and BearTracks, Inc., a Delaware corporation and wholly-owned subsidiary of Shire (“Merger Sub”) (the “Merger Agreement Proposal”). The Merger Agreement provides that Merger Sub will merge with and into Baxalta, with Baxalta surviving the merger as a wholly-owned subsidiary of Shire (the “Merger”). The Merger Agreement Proposal was approved by a vote of 98.9% of the shares of Baxalta common stock issued and outstanding and entitled to vote at the Special Meeting. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
525,507,919	3,185,825	2,605,047	0

2.	Proposal to approve, by a non-binding, advisory vote, the compensation that may be paid or become payable to Baxalta’s named executive officers that is based on or otherwise relates to the Merger (the “Compensation Proposal”). The Compensation Proposal was approved by a vote of 59.9% of the shares of Baxalta common stock represented in person or by proxy at the Special Meeting. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
318,645,036	207,792,701	4,861,054	0

3.	Proposal to adjourn the Special Meeting, or any adjournment thereof, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to adopt the Merger Agreement (the “Adjournment Proposal”). The Adjournment Proposal was approved by a vote of 90.4% of the shares of Baxalta common stock represented in person or by proxy at the Special Meeting. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
480,414,332	48,443,492	2,440,967	0

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement. No other business properly came before the Special Meeting.

Item 8.01 Other Events

On May 27, 2016, Baxalta issued a press release announcing the results of the stockholder vote at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2016

BAXALTA INCORPORATED
(Registrant)

By:	/s/ Stephanie D. Miller
Name:	Stephanie D. Miller
Title:	Senior Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 27, 2016.